UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2017

DCB FINANCIAL CORP

(Exact name of registrant as specified in its charter)

Ohio	0-22387	31-1469837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Riverbend Avenue, Lewis Center, Ohio	43035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 657-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On March 16, 2017, DCB Financial Corp (“DCB Financial”) held a Special Meeting of Shareholders (the “Special Meeting”) for the purposes of (i) approving and adopting the Agreement and Plan of Merger, dated October 2, 2016, by and between First Commonwealth Financial Corporation (“First Commonwealth”) and DCB Financial (the “Merger Agreement”), pursuant to which DCB Financial will merge with and into First Commonwealth; (ii) approving, on a non-binding advisory basis, the compensation that may be paid or become payable to the named executive officers of DCB Financial that is based on or otherwise relates to the completion of the merger; and (iii) approving one or more adjournments of the Special Meeting, if necessary, to permit further solicitation of additional proxies in the event there are not sufficient votes present at the Special Meeting in person or by proxy, or at any adjournment or postponement of that Special Meeting, to approve and adopt the Merger Agreement.

As of the close of business on January 23, 2017, the record date of the Special Meeting, 7,338,092 common shares were outstanding and entitled to vote. There were 6,064,684 common shares, or 82.64% of the common shares entitled to vote at the Special Meeting, represented in person or by proxy at the Special Meeting. Set forth below are the matters acted upon by the shareholders at the Special Meeting, and the final voting results of each such proposal.

Proposal 1 – APPROVAL and adoption OF the Merger Agreement

For	Against	Abstaining
6,006,329	42,959	15,396

Proposal 2 – Approval, on a non-binding advisory basis, The merger-related compensation

For	Against	Abstaining
5,698,986	313,355	52,343

The adjournment proposal was withdrawn because DCB Financial’s shareholders approved the Merger Agreement, as noted above.

Item 8.01.	Other Events

In connection with the Special Meeting disclosed under Item 5.07 of this report, on March 16, 2017, DCB Financial issued a press release announcing that, at the Special Meeting, the shareholders of DCB Financial voted to approve and adopt the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this report by this reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 16, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCB FINANCIAL CORP

Date: March 20, 2017	By:	/s/ J. Daniel Mohr
J. Daniel Mohr
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 16, 2017.